AMENDMENT TO CREDIT AGREEMENT

         This Amendment to Credit Agreement (the "Amendment") is made and entered into as of June 29, 2001, by and among:

         (1) Commonwealth Industries, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Parent") and the successor by merger to CI Holdings, Inc.;

         (2) CA Lewisport, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware and formerly known as Commonwealth Aluminum Lewisport, Inc., and as Commonwealth Aluminum Corporation ("Old Lewisport");

         (3) CI Holdings, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware and formerly known as Alflex Corporation ("CI Holdings");

         (4) Commonwealth Aluminum Concast, Inc., a corporation duly organized and validly existing under the laws of the State of Ohio ("CACI");

         (5) Commonwealth Aluminum Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware ("CAC");

         (6) Alflex Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware ("New Alflex");

         (7) Commonwealth Aluminum Lewisport, LLC, a limited liability company duly formed and validly existing under the laws of the State of Delaware ("New Lewisport");

         (8) Commonwealth Aluminum Metals, LLC, a limited liability company duly formed and validly existing under the laws of the State of Delaware ("Metals"; each of CAC, CACI, Old Lewisport, CI Holdings, New Alflex, New Lewisport and Metals is sometimes hereafter referred to as a "Borrower" and collectively as the "Borrowers");

         (9) The Subsidiaries of the Parent identified by the caption "Subsidiary Guarantors" on the signature pages hereto (the "Subsidiary Guarantors"; the Subsidiary Guarantors, the Parent and the Borrowers are sometimes hereafter referred to collectively as the "Obligors");

         (10) Bank One, Indiana, NA, for itself and as administrative agent for the Lenders (as hereafter defined) (the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

A. Parent, each of the Borrowers, each of the Subsidiary Guarantors and each of the Lenders are parties to a certain Second Amended and Restated Credit Agreement dated as of December 19, 1997, as amended by Amendment No. 1 to Credit Agreement dated December 22, 1998, an Agreement of Resignation, Appointment and Acceptance dated August 18, 1999, a Amendment dated as of October 29, 1999, a Amendment dated as of December 31, 1999, and a letter agreement dated as of December 27, 2000 (as amended from time to time, the "Credit Agreement").

B. Parent, each of the Borrowers, each of the Subsidiary Guarantors and the Administrative Agent (as successor to National Westminster Bank PLC pursuant to the Agreement of Resignation, Appointment and Acceptance dated August 18, 1999) are parties to a certain Amended and Restated Pledge and Security Agreement dated as of November 29, 1996, as amended by Amendment No. 1 dated as of December 19, 1997, by a Amendment dated as of October 29, 1999, and by a Amendment dated as of December 31, 1999 (as amended, the "Pledge Agreement").

C. The Obligors have requested that the Lenders agree to amend the Credit Agreement in certain respects.

D. The Lenders are willing to do so, but only upon the terms and subject to the conditions set forth in this Amendment.

                  NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1.       Definitions.
                  -----------
          All terms with their initial letters capitalized herein, but not otherwise defined herein, shall have the meanings given such terms in the Credit Agreement.

         2.       Amendments to the Credit Agreement.
                  ----------------------------------

         (a) Amendment to Section 1.01. The definition of "Fixed Charges Ratio" set forth in Section 1.01 of the Credit Agreement is hereby amended and modified so that, as amended and modified, it shall read in its entirety as follows:

                  "'Fixed Charges Ratio' shall mean, as at any date, the ratio of (a) EBITDA for the then-current Calculation Period, to (b) the sum of (i) Total Interest Expense for such period, plus
                  (ii) taxes actually paid during such period, plus (iii) Maintenance Capital Expenditures. For purposes hereof, `Maintenance Capital Expenditures' shall mean, for any period, an amount equal to the Capital Expenditures for such period, less all amounts included therein on account of expenditures associated with the acquisition or construction of fixed assets, plant and equipment acquired or constructed exclusively to (x) increase or expand capacity at one of the Obligors' facilities, (y) improve the capabilities of, or add one or more new capabilities to, one of the Obligors' facilities, and (z) reduce the operating cost of, or the capital invested in, one of the Obligors' facilities."

         (b) Amendment to Section 1.01. The definition of "EBITDA" set forth in
Section 1.01 of the Credit Agreement is hereby amended and modified so that, as amended and modified, it shall read in its entirety as follows:

         "'EBITDA' shall mean for any period the sum, for the Parent and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) net income for such period, plus
(b) the amount of Total Interest for such period, plus (c) income and other taxes paid during such period, plus (d) depreciation and amortization for such period, plus (e) extraordinary losses for such period, plus (f) in the case of any period during calendar year 2002, an amount equal to the amount deducted, on account of impairment of goodwill, in calculating net income for such period in accordance with GAAP, minus (g) extraordinary gains for such period, minus (h) interest received during such period.

                  (c) Amendment to Subsection 2.01(a)(ii). Subsection 2.01(a)(ii) of the Credit Agreement is hereby modified and amended so that, as modified and amended, it shall read in its entirety as follows:

                  "In addition to the Revolving Credit Loans provided for under
                  Section 2.01(a)(i) hereof, each Revolving Credit Lender severally agrees, on the terms and conditions of this Agreement, to make loans to each of the Borrowers in Dollars during the Revolving Credit Borrowing Period in an aggregate unpaid principal amount at any one time outstanding (as to all such Borrowers) up to but not exceeding the amount of the Revolving Credit Commitment of such Lender as in effect from time to time, provided, that in no event shall the sum of:

                            (x) the aggregate principal amount of all Revolving
                           Credit Loans (including all Swingline Loans), together with the amount of all Letter of Credit Liabilities, plus

                            (y) the aggregate amount of the Reserved Commitments

                  exceed an amount equal to the lesser of:

                           (aa) the aggregate amount of the Revolving Credit
 Commitments as in effect from time to time, or

                           (ab) the Borrowing Base as of the end of the most
recently ended quarterly fiscal period of the Parent.

                  For purposes of this Agreement, `Borrowing Base' shall mean Sixty-Five Million Dollars ($65,000,000), until such time as the Obligors and the Majority Lenders otherwise agree in writing. The Administrative Agent and each of the Obligors agrees to use commercially reasonable efforts to complete a field audit of the Obligors by July 31, 2001, and following such audit, the Administrative Agent agrees to promptly recommend to the Lenders a definition of Borrowing Base based upon levels of inventory. "

         (d) Amendment to Section 2.02. Section 2.02 of the Credit Agreement is hereby amended and modified so that, as amended and modified, it shall read in its entirety as follows:

                  "2.02 Borrowings. Each Borrower shall give the Administrative Agent (or, in the case of Swingline Loans, shall give the Swingline Lender) notice of each borrowing by it hereunder as provided in Section 4.05 hereof, accompanied by a certificate of the Parent's Responsible Officer stating that, after giving effect to the requested borrowing and to the best of his knowledge after reasonable inquiry, the sum of:

                            (a) the aggregate principal amount of all Revolving
                           Credit Loans (including all Swingline Loans), together with the amount of all Letter of Credit Liabilities, plus

                            (b) the aggregate amount of the Reserved Commitments

                  will not exceed an amount equal to the amount the Borrowing Base would be if the Borrowing Base were calculated using then-current inventory values."

         (e) New Subsection 9.01(h). A new subsection 9.01(h) is hereby added to the Credit Agreement, which subsection shall provide in its entirety as follows:

                  "(h) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of the Parent, a certificate of the Parent's Responsible Officer, in a form acceptable to the Administrative Agent in its sole discretion, calculating the Borrowing Base for such quarterly fiscal period."

         (f) Amendment to Section 9.10. Section 9.10(a) and (b) of the Credit Agreement is hereby modified and amended so that, as modified and amended, it shall read in its entirety as follows:

                  "9.10    Certain Financial Covenants.

                  (a) Leverage Ratio. The Parent will not permit the Total Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:

                  Period                                          Ratio

                  From and including
                   the Restatement Effective Date
                   to and including
                   December 30, 1998                            3.50 to 1.00

                  From and including
                   December 31, 1998
                   To and including
                   December 30, 1999                            3.25 to 1.00

                  From and including
                   December 31, 1999
                   To and including
                   December 30, 2000                            3.00 to 1.00

                  From and including
                  December 31, 2000
                   To and including
                   March 31, 2001                               2.75 to 1.00

                  From and including
                   April 1, 2001
                   to and including
                   December 31, 2001                           [3.50] to 1.00

                  From and including
                   January 1, 2002
                   to and including
                   March 31, 2002                              [3.25] to 1.00

                  From and including
                   April 1, 2002
                   to and including
                   June 30, 2002                               [3.00] to 1.00

                  From and including
                   July 1, 2002
                   and at all times thereafter                 [2.50] to 1.00

                  (b) Interest Coverage Ratio. The Parent will not permit the Total Interest Coverage Ratio to be less than the following respective ratios at any time during the following respective periods:

                  Periods:                                        Ratios:

                  From the Restatement Effective Date
                   through December 30, 1998                   2.00 to 1.00

                  From December 31, 1998
                   through September 29, 1999                  2.25 to 1.00

                  From September 30, 1999
                   through December 30, 1999                   2.50 to 1.00

                  From December 31, 1999
                   through December 30, 2000                   3.00 to 1.00

                  From December 31, 2000
                   through March 31, 2001                      2.75 to 1.00

                  From April 1, 2001
                   through December 31, 2001                  [2.00] to 1.00

                  From January 1, 2002
                   through March 31, 2002                     [2.50] to 1.00

                  From April 1, 2002
                   and at all times thereafter                [3.00] to 1.00"

         3. Affirmation of Representations and Warranties. Each of the Obligors hereby affirms that the representations and warranties contained in the Credit Agreement and in the Pledge Agreement are true and accurate as of the Effective Date and as of the date of the execution and delivery of this Amendment. Each further represents and warrants that each has the power to enter into and perform this Amendment. The making and performance by the Obligors of this Amendment has been duly authorized by all necessary action and will not:

                  (i) violate any provision of law or of any of the Obligors' certificates of incorporation or formation, or bylaws or limited liability company agreements,

                  (ii) result in the breach of, or constitute a default under, any agreement or instrument to which any of the Obligors is a party or by which any of the Obligors or any of their respective property may be bound or affected, or

                  (iii) result in the creation of any lien, charge or encumbrance upon any property or assets of any of the Obligors.

No consent, approval, authorization, declaration, exemption or other action by, or notice to, any court or governmental or administrative agency or tribunal is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment or any other agreement, instrument or document to be executed and delivered pursuant hereto.

         4. No Impairment and Ratification. Each Guarantor consents to the entering into of this Amendment by each of the Borrowers and the other Guarantors. Each of the Obligors agrees that neither this Amendment nor anything contained herein or in any other document or instrument delivered in connection herewith shall diminish or impair any Guarantor's liability in any respect under its Guaranty. Each Guarantor further agrees that its Guaranty is, by the execution and delivery of this Amendment, ratified, confirmed and reaffirmed in its entirety, and acknowledged to continue in full force and effect.

         5. Ratification. Except as expressly amended by this Amendment, the Credit Agreement, the Pledge Agreement and the Guaranties are and shall be unchanged. All of the terms, provisions, covenants, agreements, conditions, schedules and exhibits thereof or thereto shall remain and continue in full force and effect and are hereby incorporated by reference, and hereby ratified, reaffirmed and confirmed by the Obligors and the Lenders in all respects on and as of the effective date of this Amendment. Each of the Obligors acknowledges and agrees that all liens, security interests, and pledges heretofore given to the Lenders to secure their respective indebtedness to the Lenders shall also secure all obligations arising hereunder.

         6.       Conditions.
                  ----------
The Lenders' agreements and consents in this Amendment are and shall be subject to the prior satisfaction of the following conditions precedent:

                  (a)      Execution  and Delivery of this  Amendment.
                           ------------------------------------------
All of the parties to this Amendment shall have executed and delivered a counterpart hereof.

                  (b)      Evidence of Existence and Authorization.
                           ---------------------------------------
The Administrative Agent shall have received for all Obligors, copies of resolutions relating to the execution and delivery of this Amendment, all certified as true, correct and complete by the Secretary or an Assistant Secretary of each Obligor.

                  (c)      Legal  Opinion.
                           --------------
The Administrative Agent shall have received the legal opinion of Lenna MacDonald, substantially in the form of Exhibit A attached hereto and
incorporated herein by this reference          ---------

                  (e) Fees. The Parent shall have paid all amounts due the Administrative Agent under the fee letter dated as of ____________, 2000, between the Parent and the Administrative Agent.

                  (f) Proceedings Satisfactory. All proceedings taken in connection with the transactions contemplated herein shall be satisfactory to the Lenders and their counsel. The Lenders and their counsel shall have received copies of such documents as they may request in connection therewith, all in form and substance satisfactory to the Lenders and their counsel.

         7.       General Provisions.
                  ------------------

(a) Entire Agreement. This Agreement, the Credit Agreement, the Pledge Agreement and the other documents to which the Obligors are parties pursuant to the Credit Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and thereof. No change, modification, addition or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

(b) Definitions. Terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Credit Agreement, as amended from time to time.

(c) Benefit. This Agreement shall be binding upon the Obligors and their respective successors and assigns and shall inure to the benefit of the Lenders and their respective successors and assigns.

(d) Waiver. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or a waiver in respect of any breach or default, whether of a similar or a different nature, unless expressly so stated in writing.

(e)      Governing  Law.
         --------------
The validity, construction, interpretation and enforcement of this Agreement shall be construed in accordance with the laws of the State of New York without regard to its conflict of laws.

(f) Severability. If any provision of this Agreement or its application shall be deemed invalid, illegal or unenforceable in any respect, the validity, construction, interpretation and enforceability of all other applications of that provision and of all other provisions and applications hereof shall not in any way be affected or impaired.

(g) Further Assurances. From time to time at another party's request and without further consideration, the parties shall execute and deliver such further instruments and documents, and take such other action as the requesting party may reasonably request, in order to complete more effectively the transactions contemplated in this Agreement.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Agreement.

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement, effective as of the date set out in the preamble of this Agreement.

"Parent"                  Commonwealth Industries, Inc.

                          By:
                          ------------------------------------------------------
                          Title:
                          ------------------------------------------------------

"Borrowers"               CA Lewisport, Inc.

                          By:
                          ------------------------------------------------------
                          Title:
                          ------------------------------------------------------

                          CI Holdings, Inc.

                          By:
                          ------------------------------------------------------
                          Title:
                          ------------------------------------------------------

                          Commonwealth Aluminum Concast, Inc.

                          By:
                          ------------------------------------------------------
                          Title:
                          ------------------------------------------------------

                          Commonwealth Aluminum Corporation

                          By:
                          ------------------------------------------------------
                          Title:
                          ------------------------------------------------------

                          Alflex Corporation

                          By:
                          ------------------------------------------------------
                          Title:
                          ------------------------------------------------------

                          Commonwealth Aluminum Lewisport, LLC

                          By:
                          ------------------------------------------------------
                          Title:
                          ------------------------------------------------------

                          Commonwealth Aluminum Metals, LLC

                          By:
                          ------------------------------------------------------
                          Title:
                          ------------------------------------------------------

"Subsidiary Guarantors"   Commonwealth Aluminum Sales Corporation

                          By:
                          ------------------------------------------------------
                          Title:
                          ------------------------------------------------------

                          Alflex E1 LLC, by its sole
                          member, CI Holdings, Inc.

                          By:
                          ------------------------------------------------------
                          Title:
                          ------------------------------------------------------

 "Lenders"                Bank One, Indiana, NA

                          By:
                          ------------------------------------------------------
                          Title:
                          ------------------------------------------------------





Each of the following Lenders hereby consents to this Amendment:

                          PNC Bank, National Association

                          By:
                          ------------------------------------------------------
                          Title:
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                          ABN AMRO Bank N.V.

                          By:
                          ------------------------------------------------------
                          Title:
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                          Bank of Montreal

                          By:
                          ------------------------------------------------------
                          Title:
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                          Credit Agricole Indosuez

                          By:
                          ------------------------------------------------------
                          Title:
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                          Mellon Bank, N.A.

                          By:
                          ------------------------------------------------------
                          Title:
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                          The Industrial Bank of Japan, Limited

                          By:
                          ------------------------------------------------------
                          Title:
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                          Firstar Bank, NA

                          By:
                          ------------------------------------------------------
                          Title:
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